UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 3, 2009
                Date of Report (Date of earliest event reported)


                       ANWORTH MORTGAGE ASSET CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                 001-13709                         52-2059785
                 ---------                         ----------
          (Commission File Number)       (IRS Employer Identification No.)


1299 Ocean Avenue, Second Floor, Santa Monica, California          90401
---------------------------------------------------------          -----
        (Address of Principal Executive Offices)                 (Zip Code)


                                 (310) 255-4493
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01.    Other Events.


      This Form 8-K relates to the re-interpretation of a tax position taken with respect to our 2008 income tax return and the subsequent effect of that re-interpretation on the 2008 Forms 1099-DIV that were previously sent to our stockholders.

      In the third quarter 2007, Anworth Mortgage Asset Corporation ("Anworth") made a loan of approximately $42.8 million to its wholly-owned subsidiary, Belvedere Trust Mortgage Corporation ("Belvedere Trust"). In September 2008, Anworth deemed this loan to be uncollectible when all of the assets of Belvedere Trust and its subsidiaries were assigned to an independent third party for the benefit of Belvedere Trust's creditors. Based on a technical interpretation of the tax law that we reviewed with our independent tax certified public accountant, we believed that the amount of this loan could be taken as a bad debt deduction in 2008 for income tax purposes and, accordingly, prepared the Form 1099-DIV on that basis. As a result, we reported 45.379% of the 2008 common stock dividends as "return of capital" dividends and 54.621% as "ordinary income."

      Recently, in the final preparation of our 2008 income tax return and upon review by an independent tax advisor, we determined the earlier interpretation to be incorrect in that there should be no bad debt deduction. As a result, we are in the process of revising the 2008 Form 1099-DIV to report 100% of the 2008 common stock dividends as "ordinary income" and will provide them to our 2008 shareholders once they are completed. This will have no effect on our 2008 financial statements and results of operations.

      Set forth below is the corrected tax information regarding our quarterly common stock dividend distributions for 2008:

Common Stock (CUSIP 037347 10 1)

------------- ------------- ------------- ------------- ------------- ------------- -------------

                                              2008
                                              Total         2008          2008
Declaration      Record        Payable     Distribution   Ordinary      Return of     Long-Term
   Date           Date          Date        Per Share      Income        Capital    Capital Gains

------------- ------------- ------------- ------------- ------------- ------------- -------------

 4/11/08        4/30/08       5/19/08       $0.20         $0.20         $    -        $    -
------------- ------------- ------------- ------------- ------------- ------------- -------------

 7/09/08        7/23/08       8/19/08       $0.29         $0.29         $    -        $    -
------------- ------------- ------------- ------------- ------------- ------------- -------------

 10/16/08       10/31/08      11/19/08      $0.25         $0.25         $    -        $    -
------------- ------------- ------------- ------------- ------------- ------------- -------------

 12/22/08       12/31/08      1/20/09       $0.26         $0.26         $    -        $    -
------------- ------------- ------------- ------------- ------------- ------------- -------------

                              Total         $1.00         $1.00         $    -        $    -
------------- ------------- ------------- ------------- ------------- ------------- -------------

      The incorrectly reported tax information regarding our quarterly common stock dividend is disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and can be found on page F-22 thereof.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          ANWORTH MORTGAGE ASSET CORPORATION

Date: September 3, 2009                   By:  /s/ Lloyd McAdams
                                               -----------------
                                                   Chief Executive Officer




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